September 13, 2005

Daniel Duchovny
Office of Mergers and Acquisitions
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0303

Re: Inland Monthly Income Fund II, L.P., Schedule TO-T filed August 2, 2005 by MacKenzie Patterson Fuller, Inc. and its affiliates, the Purchasers
SEC File No. 5-80895

Dear Mr. Duchovny:

Thank you for your letter dated September 7, 2005 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

1.       We have filed an amendment to the Schedule. The Partnership mailed the
         Schedule 14D-9 to every limited partner, so repeated dissemination of this material would not be helpful. In terms of extending the offer, there has not been a material change in the terms of the offer, so no extension is necessary. We have also included the information on the 8-Ks.

2.       We have made this change.

Closing paragraphs: While acknowledging the Staff's positions, and without implying any specific issue with such position, we respectfully decline to make the statements requested. There is no requirement that we do so. To the extent the requested statements are accurate statements of applicable law, there is no reason to obtain from bidders a recitation of such law. To the extent the statements go beyond applicable law or reflect interpretations of law that may be open to dispute, it would not be fair or appropriate to require bidders to make statements that might prejudice their right to take a contrary position at some later time, if the occasion arose.

Please let me know if you have any questions or further comments.

Very Truly Yours,
/s/ Chip Patterson
Chip Patterson
Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com